UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 17, 2007

Occam Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33069	77-0442752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Robin Hill Road

Santa Barbara, California 93117

(Address of Principal Executive Offices, including Zip Code)

(805) 692-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.01	– Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 17, 2007, Occam Networks, Inc. (“Occam”) received a letter from The NASDAQ Stock Market indicating that as a result of Occam’s failure to file its Form 10-Q for the three month period ended March 31, 2007 with the Securities and Exchange Commission by the applicable deadline of May 15, 2007, Occam was not in compliance with the NASDAQ requirements for continued listing set forth in NASDAQ Marketplace Rule 4310(c)(14). Therefore, Occam’s common stock remains subject to delisting from The NASDAQ Global Market. Occam received a similar notice from The NASDAQ Stock Market on April 18, 2007 in connection with Occam’s failure to file its Form 10-K for the year ended December 31, 2006.

NASDAQ Marketplace Rule 4310(c)(14) requires Occam to make on a timely basis all filings with the Securities and Exchange Commission, as required by the Securities Exchange Act of 1934, as amended. Occam has been unable to file its periodic reports with the Securities & Exchange Commission because its Audit Committee is conducting a review of Occam’s prior revenue recognition practices, including a review of Occam’s commitments to provide customers with software, hardware and software maintenance, upgrades, training, and other services in connection with customers’ purchases of Occam’s network equipment.

On April 23, 2007, Occam appealed the NASDAQ Staff’s determination by requesting a hearing before the NASDAQ Listing Qualifications Panel (the “Panel”). This appeal resulted in an automatic stay of the delisting of Occam’s common stock pending the Panel’s review and determination. Occam’s hearing before the Panel is currently scheduled for May 31, 2007. Until the Panel issues a determination and the expiration of any extension which may be granted by the Panel, Occam’s common stock will continue to be traded on The NASDAQ Global Market. There can be no assurance that the Panel will grant Occam’s request for continued listing.

On May 21, 2007, Occam issued a press release announcing its receipt of the NASDAQ notice described above. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 21, 2007 of Occam Networks, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Occam Networks, Inc.

By:	/s/ Christopher B. Farrell
Christopher B. Farrell Chief Financial Officer

Date: May 21, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 21, 2007 of Occam Networks, Inc.